EXHIBIT 10.3

                 [Letterhead of SPAR MARKETING SERVICES, INC.]

  MERCHANDISING * MARKETING INTELLIGENCE * DATABASE MARKETING * TELESERVICES *
                                   E-COMMERCE

                  SERVICES DEFINED BY THE RETURN THEY GENERATE


THIS IS COUNTERPART NO. 1 OF 3 SERIALLY NUMBERED COUNTERPARTS. TO THE EXTENT THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST IN THIS DOCUMENT MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1.

             AMENDED AND RESTATED EQUIPMENT LEASING SCHEDULE NO. 003
                          Dated: as of January 31, 2005
                                (this "Schedule")
                           Incorporating by Reference
             Master Lease Agreement dated as of November 1, 2004
                                     between
                   SPAR Marketing Services, Inc., as "Lessor",
                                       and
                     SPAR Marketing Force, Inc., as "Lessee"
          (as the same may be supplemented or amended from time to time in the manner provided therein the "Master Agreement")

THE PARTIES HERETO HAVE ENTERED INTO THIS AMENDED AND RESTATED EQUIPMENT LEASING SCHEDULE NO. 003 IN ORDER TO REFLECT THE CORRECT LOWER LEASE RATE FACTOR AND MONTHLY RENTAL PAYMENT AMOUNTS AND TO AMEND, RESTATE AND COMPLETELY REPLACE THE EXISTING EQUIPMENT LEASING SCHEDULE NO. 003 BY AND BETWEEN LESSOR AND LESSEE DATED AS OF JANUARY 31, 2005.

LESSEE AGREES TO LEASE THE HEREIN DESCRIBED EQUIPMENT FROM LESSOR, AND LESSOR BY ACCEPTANCE OF THIS SCHEDULE, AGREES TO LEASE THE EQUIPMENT TO LESSEE ON THE TERMS AND CONDITIONS SET FORTH IN THIS SCHEDULE, WHICH HEREBY INCORPORATES HEREIN BY REFERENCE ALL OF THE TERMS AND PROVISIONS OF THE MASTER AGREEMENT WITH THE SAME FORCE AND EFFECT AS THOUGH FULLY SET FORTH HEREIN.



Rental Commencement  Date:  1/31/05

        Purchased From:                                                Cost
        ---------------                                                ----
        SSE Products, Inc.
        d/b/a SSE Technologies/Insight

        105 Handheld Computers Series
        9550 50% payment, invoice                                   $83,813.63
        #63718 Modems and cords                                       11957.83
        Cables                                                          918.44
                                                                    ----------
                                                                    $96,689.90

Term:                               36 Months
Lease Rate Factor:                  2.83%
Monthly Rental Payment:             $2,736.32
Good Faith Deposit Amount:



               USING TOMORROW'S TOOLS TO SOLVE TODAY'S CHALLENGES
--------------------------------------------------------------------------------
                 SPAR MARKETING SERVICES, INC. CORPORATE OFFICE
                  * 580 WHITE PLAINS ROAD *TARRYTOWN, NY 10591
                    Phone 914-332-4100 * Fax 914-332-0741 *
            Email: servingyou@sparinc.com * Website: www.sparinc.com

                 [Letterhead of SPAR MARKETING SERVICES, INC.]

  MERCHANDISING * MARKETING INTELLIGENCE * DATABASE MARKETING * TELESERVICES *
                                   E-COMMERCE

                  SERVICES DEFINED BY THE RETURN THEY GENERATE


THIS SCHEDULE, TOGETHER WITH THE MASTER AGREEMENT AND THE OTHER DOCUMENTS REFERRED TO HEREIN AND THEREIN AND/OR EXECUTED IN CONNECTION HEREWITH OR THEREWITH, CONSTITUTE THE ENTIRE AGREEMENT BETWEEN LESSOR AND LESSEE AS TO THE LEASING OF THE EQUIPMENT. LESSEE ACKNOWLEDGES THAT ON OR BEFORE LESSEE'S EXECUTION AND DELIVERY OF THIS SCHEDULE IT RECEIVED A COPY OF THE PURCHASE ORDER AND OTHER PURCHASE CONTRACTS EVIDENCING THE ACQUISITION OF THE EQUIPMENT BY LESSOR .

                                    BY   EXECUTION   OF   THIS   SCHEDULE,   THE
                                    UNDERSIGNED  CERTIFIES  THAT HE/SHE HAS READ
                                    THIS SCHEDULE, HAS EXECUTED AND ENTERED INTO
                                    THIS  SCHEDULE  ON BEHALF  OF LESSEE  AND IS
                                    DULY AUTHORIZED TO DO SO

LESSOR                                            LESSEE


/s/ Robert G. Brown                               /s/ Charles Cimitile
------------------------------                    ------------------------------
Robert G. Brown                                   Charles Cimitile
Chairman and Chief Executive Officer              Chief Financial Officer
SPAR Marketing Services, Inc.                     SPAR Marketing Force, Inc.




               USING TOMORROW'S TOOLS TO SOLVE TODAY'S CHALLENGES
--------------------------------------------------------------------------------
                 SPAR MARKETING SERVICES, INC. CORPORATE OFFICE
                  * 580 WHITE PLAINS ROAD *TARRYTOWN, NY 10591
                    Phone 914-332-4100 * Fax 914-332-0741 *
            Email: servingyou@sparinc.com * Website: www.sparinc.com